 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 31, 2019

Date of Report (Date of earliest event reported)

STAFFING 360 SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37575	68-0680859

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

641 Lexington Avenue

27th Floor

New York, NY 10022

(Address of principal executive offices)

(646) 507-5710

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	STAF	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Oﬃcers; Election of Directors; Appointment of Certain Oﬃcers; Compensatory Arrangements of Certain Oﬃcers.

On December 31, 2019, Staffing 360 Solutions, Inc. (the “Company”) appointed Sharnika Viswakula as the Company’s principal financial officer and principal accounting officer, effective as of January 1, 2020.

Ms. Viswakula, 40, brings over 15 years of experience from both private and public companies from various industries. She has been the Corporate Controller of the Company since December 2016, overseeing the accounting operations, managing all external reporting and overseeing the external audits of the Company. Prior to joining the Company in December 2016, Ms. Viswakula was a Senior Financial Reporting Manager at General Electric Company from February 2014, where she was responsible for analysis and preparation of the financial statements. From November 2006 to January 2014, Ms. Viswakula was an assurance auditor at Marcum LLP, where she conducted in depth analysis and audit of financial statements for public/private companies across various industries. Prior to that, from 2002 to 2006, Ms. Viswakula was an auditor in Sydney Australia. Ms. Viswakula earned her degree in Bachelor of Commerce (Accounting) from Macquarie University in Sydney, Australia and is a Certified Public Accountant and member of the Institute of Chartered Accountants of Australia.

Since the beginning of the Company’s last fiscal year through the date of this report, there have been no transactions between Ms. Viswakula and the Company, and there are currently no proposed transactions with the Company, in which the amount involved exceeds $120,000 and in which Ms. Viswakula had or will have a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.  No arrangement or understanding exists between Ms. Viswakula and any other person pursuant to which Ms. Viswakula was selected as principal financial officer and principal accounting officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 31, 2019	STAFFING 360 SOLUTIONS, INC.

	By:	/s/ Brendan Flood
Brendan Flood
Chief Executive Officer